UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

BUFFALO WILD WINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24743	31-1455913
(Commission File Number)	(IRS Employer Identification No.)

1600 Utica Avenue South, Suite 700

Minneapolis, Minnesota 55416

(Address of Principal Executive Offices) (Zip Code)

(952) 593-9943

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press Release dated July 22, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

On July 22, 2004, Buffalo Wild Wings, Inc. issued a press release announcing its 2004 second quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2004

BUFFALO WILD WINGS, INC.

By	/s/ James M. Schmidt
James M. Schmidt, Senior Vice
President, General Counsel and Secretary

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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BUFFALO WILD WINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 22, 2004	000-24743

BUFFALO WILD WINGS, INC.

EXHIBIT NO.	ITEM
99.1	Press Release dated July 22, 2004

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